U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2015

Venture Lending & Leasing VI, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-00799	27-1682622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 234-4300

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

09165-0002/LEGAL125643964.1

Item 8.01 – Other Events.

In its Form 10-K filed with the Securities and Exchange Commission (the “Commission”) on March 17, 2015, Venture Lending & Leasing VI, Inc. (the “Fund”) made reference to the Fund’s Proxy Statement to be filed in connection with the Annual Meeting of Shareholders to be held on May 13, 2015 (the “Shareholder Meeting”).

For administrative reasons, the date of the Shareholder Meeting has been changed to May 20, 2015. The Fund’s Proxy Statement in connection with the Shareholder Meeting was filed with the Commission on April 28, 2015.

09165-0002/LEGAL125643964.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

VENTURE LENDING & LEASING VI, INC.
(Registrant)

By: /s/ Maurice C. Werdegar	By: /s/ Martin D. Eng
Maurice C. Werdegar	Martin D. Eng
President and Chief Executive Officer	Chief Financial Officer

Date: April 28, 2015	Date: April 28, 2015

09165-0002/LEGAL125643964.1